Exhibit 99.22

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                   June, 1999
           Series 1999-11, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                7.185083
                                                      ------------------------
       Weighted average maturity                                       354.22
                                                      ------------------------

A. Amount of distribution allocable to principal and interest: The amounts below are for a Single Certificate of $1,000:
       1.
                              Principal
             Principal Per  Prepayments Per    Interest Per
      Class   Certificate     Certificate       Certificate     Payout Rate
      -----   -----------     -----------       -----------     -----------
       R    $1000.00000000  $  922.00000000  $     5.40000000   %6.48000000
       PO   $  11.98644979  $   11.06252778  $     0.00000000   %0.00000000
       A1   $   0.00000000  $    0.00000000  $     4.95833334   %5.95000001
       A2   $   0.00000000  $    0.00000000  $     5.00000000   %6.00000000
       A3   $   0.00000000  $    0.00000000  $     5.20833332   %6.24999998
       A4   $   0.00000000  $    0.00000000  $     4.36666661   %5.23999993
       A5   $   0.00000000  $    0.00000000  $     2.71666662   %3.25999995
       A6   $   5.11804698  $    4.71865532  $     5.41666667   %6.50000000
       A7   $   5.97323346  $    5.50710649  $     5.41666666   %6.49999999
       A8   $   5.97323346  $    5.50710655  $     5.41666664   %6.49999996
       A9   $   0.00000000  $    0.00000000  $     5.41667000   %6.50000400
       A10  $   0.00000000  $    0.00000000  $     5.41666693   %6.50000032
       A11  $   0.00000000  $    0.00000000  $     5.41666716   %6.50000060
       A12  $   0.00000000  $    0.00000000  $     6.66666922   %8.00000306
       A13  $   5.97323333  $    5.50710667  $     4.53333333   %5.44000000
       A14  $   5.97323269  $    5.50710682  $     8.28750059   %9.94500071
       A15  $1000.00000000  $  926.95802400  $     5.41666600   %6.49999920
       A16  $  71.53195600  $   70.94386400  $     5.41666600   %6.49999920
       A17  $   0.00000000  $    0.00000000  $     5.41666600   %6.49999920
       A18  $   0.00000000  $    0.00000000  $     5.62499956   %6.74999947
       A19  $   0.00000000  $    0.00000000  $     5.83333333   %7.00000000
       A20  $   0.00000000  $    0.00000000  $     0.00000000   %0.00000000
       A21  $ 355.37176400  $  332.63396200  $     5.41666600   %6.49999920
       A22  $   0.00000000  $    0.00000000  $     5.41666668   %6.50000002
       S    $   0.00000000  $    0.00000000  $     0.38638136   %0.46365763
       RL   $1000.00000000  $  922.00000000  $     5.40000000   %6.48000000
       M    $   0.82892565  $    0.00000000  $     5.41666686   %6.50000023
       B1   $   0.82892622  $    0.00000000  $     5.41666667   %6.50000000
       B2   $   0.82892674  $    0.00000000  $     5.41666589   %6.49999907
       B3   $   0.82892482  $    0.00000000  $     5.41666737   %6.50000084
       B4   $   0.82892388  $    0.00000000  $     5.41666667   %6.50000000
       B5   $   0.82892453  $    0.00000000  $     5.41666758   %6.50000109

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       A9              $                5,416.67
       A15             $               27,083.33
       A16             $               27,083.33
       A17             $               27,083.33
       A21             $               27,083.33

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       65,241.67
                                                                    ------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:           $  942,655,036.04
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                2,886
                                                                 ---------------
       3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance       Balance          Cusip
-----         -------           -----------------       -------          -----
R    $                  100.00  $            0.00  $              0.00 36157R2E4
PO   $            1,156,244.78  $    1,142,385.51  $            988.01 GEC9911PO
A1   $           30,939,608.00  $   30,939,608.00  $          1,000.00 36157RX83
A2   $           45,707,200.00  $   45,707,200.00  $          1,000.00 36157RX91
A3   $          171,374,222.00  $  171,374,222.00  $          1,000.00 36157RY25
A4   $           41,356,970.00  $   41,356,970.00  $          1,000.00 36157RY33
A5   $           41,356,970.00  $   41,356,970.00  $          1,000.00 36157RY41
A6   $          236,250,000.00  $  235,040,861.40  $            994.88 36157RY58
A7   $          150,998,836.00  $  150,096,884.70  $            994.03 36157RY66
A8   $           53,979,484.00  $   53,657,051.94  $            994.03 36157RY74
A9   $            1,000,000.00  $    1,005,416.67  $          1,005.42 36157RY82
A10  $           18,929,196.00  $   18,929,196.00  $          1,000.00 36157RY90
A11  $            6,694,000.00  $    6,694,000.00  $          1,000.00 36157RZ24
A12  $            1,306,000.00  $    1,306,000.00  $          1,000.00 36157RZ32
A13  $           21,000,000.00  $   20,874,562.10  $            994.03 36157RZ40
A14  $            6,461,538.00  $    6,422,941.73  $            994.03 36157RZ57
A15  $            5,000,000.00  $            0.00  $              0.00 36157RZ65
A16  $            5,000,000.00  $    4,642,340.22  $            928.47 36157RZ73
A17  $            5,000,000.00  $    5,027,083.33  $          1,005.42 36157RZ81
A18  $            5,630,052.00  $    5,630,052.00  $          1,000.00 36157RZ99
A19  $            5,630,052.00  $    5,630,052.00  $          1,000.00 36157R2A2
A20  $              649,621.00  $      649,621.00  $          1,000.00 36157R2B0
A21  $            5,000,000.00  $    3,223,141.18  $            644.63 36157R2C8
A22  $           95,240,025.00  $   95,240,025.00  $          1,000.00 36157R2D6
S    $          904,009,427.37  $  894,955,759.43  $            989.98 GEC99011S
RL   $                  100.00  $            0.00  $              0.00 36157R2F1
M    $           17,620,000.00  $   17,605,394.33  $            999.17 36157R2G9
B1   $            7,143,000.00  $    7,137,078.98  $            999.17 36157R2H7
B2   $            4,286,000.00  $    4,282,447.22  $            999.17 36157R2J3
B3   $            4,762,000.00  $    4,758,052.66  $            999.17 36157R2N4
B4   $            1,905,000.00  $    1,903,420.90  $            999.17 36157R2P9
B5   $            2,381,000.83  $    2,379,027.16  $            999.17 36157R2Q7

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number            24       Principal Balance      $    7,775,548.63
                              --------                             -------------
       2.   60-89 days
            Number            0        Principal Balance      $            0.00
                              --------                             -------------
       3.   90 days or more
            Number            0        Principal Balance      $            0.00
                              --------                             -------------
       4.   In Foreclosure
            Number            0        Principal Balance      $            0.00
                              --------                             -------------
       5.   Real Estate Owned
            Number            0        Principal Balance      $            0.00
                              --------                             -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

        7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                     Certificate Interest
                Class                        Rates
                  A4             %               5.23999993
                  A5             %               3.25999995
                 A13             %               5.44000000
                 A14             %               9.94500071

E.     Other Information:

       1.   Special Hazard Loss Amount:                       $            0.00
                                                                 ---------------

       2.   Bankruptcy Loss Amount:                           $            0.00
                                                                 ---------------

       3.   Fraud Loss Amount:                                $            0.00
                                                                 ---------------

       4.   Certificate Interest Rate of the Class S Certificate:  % 0.00000000
                                                                     -----------

G.
                                           Rounding Amount
             Opening      Reimbursement      (Withdrawl)         Closing
Class        Balance          Amount                             Balance
-----        -------          ------       ---------------       -------
A12-INT   $  26,120.00  $          0.00  $              0.00    $  24,487.50
A11       $     999.99  $          0.00  $              0.00    $   999.99
A12       $     999.99  $          0.00  $              0.00    $   999.99

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.